Items C.8.a and C.8.c Explanatory Note

The Portfolio’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, as disclosed in the Portfolio’s Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items), subject to later reimbursement by the Portfolio in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the Expense Limitation Agreement, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amount, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture.

Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021 after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

Items B.3.h and C.12.b Explanatory Note

Beginning on December 31, 2019, custody services for the Portfolio were transitioned to The Bank of New York Mellon from JPMorgan Chase Bank, N.A. As part of the transition, a portion of the Portfolio’s cash holdings were moved to The Bank of New York Mellon on December 31, 2019 and the majority of the Portfolio’s security holdings settled in January 2020.

Items C.14.a.vi and C.14.b Explanatory Note

Effective October 17, 2019, the Adviser no longer serves as the Portfolio’s administrator. Effective October 17, 2019, The Bank of New York Mellon, which previously served as the Portfolio’s sub-administrator was appointed as administrator.